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                                                                    EXHIBIT 1.1





                                IAC CAPITAL TRUST

                      (a Delaware statutory business trust)


       6,000,000 __ % Series A REIT Trust Originated Preferred Securities


                           FORM OF PURCHASE AGREEMENT







Dated:  _______________, 199_

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                                TABLE OF CONTENTS


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
PURCHASE AGREEMENT............................................................1

SECTION 1.  Representations and Warranties....................................4
        (a) Representations and Warranties by the Trust,
            the Operating Partnership and the Company.........................4
        (b) Officer's Certificates...........................................12

SECTION 2.  Sale and Delivery to Underwriters; Closing.......................12
        (a) Initial Securities...............................................12
        (b) Option Securities................................................12
        (c) Commission.......................................................13
        (d) Payment..........................................................13
        (e) Denominations; Registration......................................13

SECTION 3.  Covenants of the Trust and the Operating Partnership.............13
        (a) Compliance with Securities Regulations and Commission Requests...13
        (b) Filing of Amendments.............................................14
        (c) Delivery of Registration Statements..............................14
        (d) Delivery of Prospectuses.........................................14
        (e) Continued Compliance with Securities Laws........................15
        (f) Blue Sky Qualifications..........................................15
        (g) Rule 158.........................................................15
        (h) Use of Proceeds..................................................16
        (i) Listing..........................................................16
        (j) Restriction on Sale of Securities................................16
        (k) REIT Requirements................................................16
        (l) Reporting Requirements...........................................16
        (m) Compliance with NASD Rules.......................................16

SECTION 4.  Payment of Expenses..............................................17
        (a) Expenses.........................................................17
        (b) Termination of Agreement.........................................17

SECTION 5.  Conditions of Underwriters' Obligations..........................17
        (a) Effectiveness of Registration Statement..........................17
        (b) Amendment of Agreements..........................................18
        (c) Amendment of OP Partnership Agreement............................18
        (d) Opinion of Special Counsel for Trust, the Operating Partnership
             and the Company.................................................18
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
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
        (e) Opinion of Maryland Counsel for the Company......................18
        (f) Opinion of Counsel for the Bank of New York......................18
        (g) Opinion of  Counsel for Underwriters.............................18
        (h) Officers' Certificate............................................19
        (i) Accountant's Comfort Letter......................................19
        (j) Bring-down Comfort Letter........................................19
        (k) Maintenance of Rating............................................20
        (l) Approval of Listing..............................................20
        (m) No Objection.....................................................20
        (n) Conditions to Purchase of Option Securities......................20
        (o) Additional Documents.............................................21
        (p) Termination of Agreement.........................................21

SECTION 6. Indemnification...................................................22
        (a) Indemnification of Underwriter...................................22
        (b) Indemnification of Trust, the Operating Partnership,
            the Company, Trustees, Directors and Officers....................22
        (c) Actions against Parties; Notification............................23
        (d) Indemnification for Reserved Securities..........................24

SECTION 7. Contribution......................................................24

SECTION 8. Representations, Warranties and Agreements to Survive Delivery....25

SECTION 9. Termination of Agreement..........................................25
        (a) Termination; General.............................................25
        (b) Liabilities......................................................26

SECTION 10. Default by One or More of the Underwriters.......................26

SECTION 11. Notice...........................................................26

SECTION 12. Parties..........................................................27

SECTION 13. GOVERNING LAW AND TIME...........................................27

SECTION 14. Effect of Headings...............................................27

SCHEDULE A...............................................................Sch A-1
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                                IAC CAPITAL TRUST

                      (a Delaware statutory business trust)

       6,000,000 __ % Series A REIT Trust Originated Preferred Securities

                           FORM OF PURCHASE AGREEMENT

                                                                __________, 199_

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS
  as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
        Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
North Tower
World Financial Center
New York, New York 10281-1209


Ladies and Gentlemen:

        IAC Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), Irvine Apartment Communities, L.P., a
Delaware limited partnership (the "Operating Partnership"), and Irvine Apartment
Communities, Inc., a Maryland corporation (the "Company"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Goldman, Sachs & Co., J.P. Morgan Securities
Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of the Trust's __ % Series
A REIT Trust Originated Preferred Securities (the "Series A Preferred
Securities") representing undivided beneficial interests, subject to the priority and payment terms of the securities of the Trust, in the Trust whose initial assets will consist principally of Series A Preferred L.P. Units (as defined herein) set forth in said Schedule A, and with respect to the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 900,000 additional Series A Preferred Securities

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to cover over-allotments, if any. The aforesaid 6,000,000 Series A Preferred
Securities (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 900,000 Series A Preferred Securities subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." The proceeds of the sale of the Securities by the Trust are to be invested in Series A Preferred Limited
Partner Interests (the "Series A Preferred L.P. Units") of the Operating
Partnership which initially will constitute the principal assets of the Trust.
The Company and certain members of management of the Company will acquire all of the common securities (the "Common Securities") representing undivided beneficial interests, subject to the priority and payment terms of the securities of the Trust, in the Trust for an aggregate consideration of $5,000.

        The Trust, the Operating Partnership and the Company understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

        The Trust, the Operating Partnership, the Company and the Underwriters agree that up to _________ of the Securities to be purchased by the Underwriters
(the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the
"NASD") and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved
Securities may be offered to the public as part of the public offering contemplated hereby.

        The Trust and the Operating Partnership have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11
(No. 333-39405) covering the registration of the Securities under the Securities
Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Trust and the Operating Partnership will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act
Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act
Regulations or (ii) if the Trust and the Operating Partnership have elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule
430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein

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called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term
"Registration Statement" shall include the Rule 462(b) Registration Statement.
The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated December ___, 1997 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term
Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data
Gathering, Analysis and Retrieval system ("EDGAR").

        The Company owns a general partnership interest in the Operating
Partnership and is its sole managing general partner. The Operating Partnership owns and operates the Properties (as defined in the Prospectus). The Operating
Partnership holds general and limited partnership interests in a partnership
(the "Property Partnership") which owns one of the Properties. The Trust, the Company, the Operating Partnership and the Property Partnership are herein collectively referred to as the "REIT Entities" and all references to properties and assets of the REIT Entities include, without limitation, the Properties, unless otherwise noted. For purposes of this Agreement, (i) the Operating
Partnership and each other subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Commission) of the Company is deemed a "Subsidiary" of the Company and (ii) the Property Partnership and each other subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Commission) of the Operating
Partnership is deemed a "Subsidiary" of the Operating Partnership.

        All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is included in the Registration Statement whether by incorporation or otherwise, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934
Act") which is included in the Registration Statement whether by incorporation or otherwise, such preliminary prospectus or the Prospectus, as the case may be.


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        SECTION 1.    Representations and Warranties.

        (a) Representations and Warranties by the Trust, the Operating
Partnership and the Company. Each of the Trust, the Operating Partnership and the Company, jointly and severally, represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

               (i) Compliance with Registration Requirements. Each of the
        Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b)
        Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust, the Operating Partnership or the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

               At the respective times the Registration Statement, any Rule
        462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Trust, the Operating
        Partnership and the Company will comply with the requirements of Rule
        434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration
        Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust, the Operating Partnership or the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

               Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act
        Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically

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        transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (iii) Financial Statements. The historical financial statements of the Operating Partnership, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Operating Partnership and its Subsidiaries taken as a whole as of the dates indicated and the results of operations and the changes in their consolidated cash flows for the periods specified; the historical financial statements of the Trust, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Trust as of the dates indicated; except as otherwise stated in the Registration
        Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and comply with the applicable accounting requirements of the 1933 Act (including, without limitation, Rule 3-14 and Rule 3-15 of Regulation S-X promulgated by the Commission), and all adjustments necessary for a fair presentation of the results for such periods have been made; the supporting schedules included in the Registration Statement and the Prospectus present fairly the information required to be stated therein; the financial information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included in the Registration Statement and the Prospectus. Except as reflected or disclosed in the financial statements included in the Registration
        Statement or otherwise set forth in the Prospectus, each of the Trust and the Operating Partnership is not subject to any material indebtedness, obligation or liability, contingent or otherwise.

               (iv) Summaries of Revenue. The historical summaries of revenue and certain operating expenses included in the Registration Statement and the Prospectus present fairly the revenue and those operating expenses included in such summaries of the properties related thereto for the periods specified in conformity with generally accepted accounting principles; the pro forma consolidated financial statements included by incorporation or otherwise in the Registration Statement and the Prospectus present fairly the pro forma financial position of the Company and its Subsidiaries taken as a whole as of the dates indicated and the results of operations for the periods specified; and such pro forma financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the audited financial statements of the Operating Partnership and its Subsidiaries included by incorporation or otherwise in the Registration Statement and the Prospectus, the assumptions on which such pro forma financial statements have been prepared were, when such pro forma financial statements were prepared, reasonable and are summarized in the notes thereto, and any such pro forma financial statements have been

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        prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the 1933 Act (including, without limitation, Regulation S-X promulgated by the Commission), and any such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

               (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the equity or long-term debt of the Trust or of the Operating Partnership and its consolidated subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the REIT Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus none of the REIT Entities nor any of their Subsidiaries has entered into any transaction or agreement
        (whether or not in the ordinary course of business) material to the REIT
        Entities and their Subsidiaries taken as a whole.

               (vi) Good Standing of the Trust. The Trust has been duly created, is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business
        Trust Act") and has the power and authority to own its property and to conduct its business as described in the Prospectus; the Trust has conducted under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), no business to date, and it will conduct no business in the future that would be inconsistent with the description of the Trust set forth in the Prospectus; for United States Federal income tax purposes, the Trust has been and is currently classified as a real estate investment trust; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust of IAC Capital Trust among the trustees named therein (the "Declaration") and the agreements and instruments contemplated by the Declaration; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

               (vii) Good Standing of the Operating Partnership and the Property
        Partnership. Each of the Operating Partnership and the Property
        Partnership has been duly formed, is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact its business and is in good standing in California, which is the only other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the REIT Entities taken as a whole. For United States Federal income tax purposes, each of the Operating Partnership and the Property Partnership has been and is taxable as a partnership and not as a corporation.

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               (viii) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the REIT
        Entities, taken as a whole; other than the Operating Partnership, the
        Company has no "significant subsidiaries" as defined in Rule 1-02 of
        Regulation S-X promulgated by the Commission (the "Significant
        Subsidiaries"); the Operating Partnership has no Significant
        Subsidiaries.

               (ix) Capitalization. The authorized, issued and outstanding partnership interests of the Operating Partnership (the "OP Units") is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization of Irvine Apartment Communities, L.P."

               (x) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Trust, the Operating
        Partnership and the Company.

               (xi) Authorization of Declaration. The Declaration has been duly and validly authorized, by each of the Operating Partnership, the Company and the trustees of the Trust (the "Trust Trustees"), and at the Closing Time, will have been executed and delivered by each of the Operating Partnership, the Company and the Trust Trustees and will be a valid and binding agreement of each of the Operating Partnership, the Company and the Trust Trustees, enforceable against each of the Operating Partnership, the Company and the Trust Trustees in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditor's rights generally and by the availability of equitable principles of general applicability.

               (xii) Authorization and Description of Common Securities. The
        Common Securities have been authorized for issuance and sale to the Company and certain members of management of the Company and, when issued and delivered to the Company and certain members of management of the Company against payment therefor as described in the Declaration, will be validly issued and fully paid and non-assessable; the Common
        Securities conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Common Securities is not subject to preemptive or other similar rights of any securityholder of the Trust.

               (xiii) Authorization and Description of Securities. The
        Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration therefor as set forth herein, will be validly issued and fully paid and non-assessable; the Securities conform in all material respects to the description thereof contained in the Prospectus; no holder of the Securities will be subject to personal liability by

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        reason of being such a holder; the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Trust or the Operating Partnership; and the Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the
        General Corporation Law of the State of Delaware.

               (xiv) Authorization and Description of the Series A Preferred
        L.P. Units. The Series A Preferred L.P. Units have been duly authorized for issuance and sale to the Trust and, when issued and delivered by the Operating Partnership against payment of the consideration therefor as described in the Prospectus, will be validly issued in accordance with the Second Amended and Restated Agreement of Limited Partnership of
        Irvine Apartment Communities, L.P. to be dated as of the Closing Date
        (the "OP Partnership Agreement"); the Series A Preferred L.P. Units conform in all material respects to the description thereof contained in the Prospectus; no holder of the Series A Preferred L.P. Units, as a limited partner of the Operating Partnership, will be liable to third parties for the obligations of the Operating Partnership; and the issuance of the Series A Preferred L.P. Units is not subject to any preemptive or other similar rights of any securityholder of the Operating Partnership.

               (xv) Authorization of Amended Agreements. Each of Amendment No. 5
        to the Land Rights Agreement (the "LRA Amendment") and Amendment No. 2 to the Miscellaneous Rights Agreement (collectively, the "Amended
        Agreements") has been duly and validly authorized by each of the Company and the Operating Partnership, and at the Closing Time will have been executed and delivered by the Company and the Operating Partnership and, assuming due authorization, execution and delivery thereof by The Irvine
        Company, and in the case of the LRA Amendment, Donald Bren, each of the Amended Agreements will be a valid and legally binding agreement of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditor's rights generally and by the availability of equitable principles of general applicability. The execution, delivery and performance of each of the Amended Agreements will not contravene any provision of applicable law or the Articles of Incorporation or bylaws of the Company, the certificates of limited partnership of the Operating Partnership and the Property Partnership, the OP Partnership Agreement, the partnership agreement of the Property
        Partnership (the "Property Partnership Agreement") or any agreement or other instrument binding upon the REIT Entities that is material to the REIT Entities, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over any of the REIT Entities and no consent, approval, authorization or order of or qualification with any governmental body or agency will be required for the performance by the Company or the Operating Partnership of their obligations under each of the Amended Agreements.

               (xvi) Authorization of Amendment to OP Partnership Agreement. The
        OP Partnership Agreement has been duly and validly authorized by the Company, and at the

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        Closing Time, will have been executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the other partners of the Operating Partnership, the OP Partnership Agreement, as
        so amended, will be a valid and legally binding agreement of the
        Operating Partnership enforceable against its partners in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditor's rights generally and by the availability of equitable principles of general applicability. The execution, delivery and performance of the OP
        Partnership Agreement will not contravene any provision of applicable law or the Articles of Incorporation or bylaws of the Company, the certificates of limited partnership of the Operating Partnership and the
        Property Partnership, the Property Partnership Agreement or any
        agreement or other instrument binding upon the REIT Entities that is material to the REIT Entities, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over any of the REIT Entities and no consent, approval, authorization or order of or qualification with any governmental body or agency will be required for the performance by the Operating Partnership of its obligations under the OP Partnership Agreement, as so amended.

               (xvii) Absence of Defaults and Conflicts. Neither the Trust,
        Company, the Operating Partnership nor any of their Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, the Declaration, the Articles of Incorporation or by-laws of the Company, the certificates of limited partnership of the Operating Partnership and the Property Partnership, or the OP Partnership Agreement, or the Property Partnership Agreement, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the REIT Entities is a party or by which any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the REIT Entities taken as a whole; the issue and sale of the Securities, the Common Securities and the Series A
        Preferred L.P. Units and the performance by each of the Trust and the Operating Partnership of all its respective obligations under the Securities, the Common Securities and the Series A Preferred L.P. Units and the performance by each of the Trust, the Operating Partnership and the Company of all their respective obligations under this Agreement and the consummation of the transactions herein contemplated (A) do not and will not contravene (1) any provision of applicable law or statute, the Declaration, the Articles of Incorporation or by-laws of the Company, the certificates of limited partnership of the Operating Partnership and the Property Partnership, or the OP Partnership Agreement or the Property Partnership Agreement, or (2) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Company or its Subsidiaries is a party or by which any of them or their respective properties is bound that is material to the Company and its Subsidiaries, taken as a whole, or (3) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party, or (4) any order, rule or regulation of any court or governmental agency or body having jurisdiction over (a) the Company or any of its Subsidiaries or (b) the Trust, except, for a contravention which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of, (x) with respect to

                                        9


        clause (A)(2) and (A)(4)(a), the Company and its Subsidiaries, taken as a whole and (y) with respect to clause (A)(3) and (A)(4)(b), the Trust, and (B) and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the Common Securities and the Series A Preferred L.P. Units by the Trust or the Operating Partnership or the consummation of the transactions contemplated by this Agreement by the Trust, the Operating Partnership and the Company, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the 1933 Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters.

               (xviii) Absence of Proceedings. There are no legal or governmental proceedings pending or threatened to which any of the REIT Entities is a party or to which any of the Properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

               (xix) Title to Property. The Operating Partnership has (whether directly or indirectly through the ownership of the Property Partnership) good title in fee simple to the Properties and good title to all personal property owned as is material to the business of the REIT Entities, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or in title policies held by the Operating Partnership or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the REIT Entities; any real property held under lease by any REIT Entity is held by it under valid, subsisting, enforceable leases, and no default by any REIT Entity has occurred and is continuing thereunder, with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property by any REIT Entity; the operation of the buildings, fixtures and other improvements located on the Properties as presently conducted is not in violation of any applicable building code, zoning ordinance or other law or regulation, except where such violation of any applicable building code, zoning ordinance or other law or regulation would not, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole; neither the Company nor the Operating Partnership has received notice of any proposed special assessment or any proposed material change in any property tax, zoning or land use laws or availability of water for irrigation affecting all or any portion of the Properties; there do not exist any material violations of any declaration of covenants, conditions and restrictions with respect to any of the Properties, nor is there any existing state of facts or circumstances or condition or event which could, with the giving of notice or passage of time, or both, constitute such a violation; and the improvements comprising any portion of the Properties (the "Improvements") are free of any and all material physical, mechanical, structural, design and construction defects and the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas and air conditioning servicing the Improvements) are in good condition and proper working order and are free of material defects.

               (xx) Insurance. The REIT Entities have and will maintain liability, property, casualty and other insurance policies, with respect to each of the Properties, insuring them against the risks of loss (other than with respect to loss from earthquakes) arising out of or related to their businesses, in an amount and on such terms as is adequate and appropriate for such businesses.

               (xxi) Investment Company Act. None of the Trust, the Operating Partnership nor the Company is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xxii) Environmental Laws. The Properties are, to the best knowledge of the REIT Entities, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), and the REIT Entities (i) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (ii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole.

               (xxiii) Environmental Liabilities. To the best knowledge of the Company and the Operating Partnership, there are no costs and liabilities associated with Environmental Laws except as disclosed in the Registration Statement, which would, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole.

               (xxiv) REIT Status. Each of the Trust and the Company are organized in conformity with the requirements for qualification as a real estate investment trust under the Code, and its method of operation enables it to meet the requirements for taxation as a real estate investment trust under the Code.

               (xxv) Partnership Status. Each of the Operating Partnership and the Property Partnership is organized in conformity with the requirements for qualification as a partnership under the Code, and its method of operation enables it to meet the requirements for taxation as a partnership under the Code. Neither the Operating Partnership nor the Property Partnership are subject to taxation as a corporation.

               (xxvi) Operating Partnership. All of the OP Units outstanding prior to issuance of the Series A Preferred L.P. Units have been validly issued and are validly owned, directly or indirectly, in the percentage amounts set forth in the Prospectus by the Company and The Irvine Company and affiliates of The Irvine Company; the OP Units owned, directly or indirectly, by the Company are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (each of the foregoing a "Lien"). The Company is the sole general partner of the Operating Partnership.

               (xxvii) Property Partnership. All of the partnership interests of the Property Partnership have been validly issued and are owned of record by the Operating Partnership and a third party; the partnership interests of the Property Partnership owned of record by the Operating Partnership are owned free and clear of all Liens.

        (b) Officer's Certificates. Any certificate signed by any Trustee of the Trust, any partner of the Operating Partnership, any officer of the Company or any of their subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Trust, the Operating Partnership or the Company, respectively, to each Underwriter as to the matters covered thereby.

        SECTION 2.  Sale and Delivery to Underwriters; Closing.

        (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust, the Operating Partnership and the Company agree that the Trust shall sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

        (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 780,000 Securities at the price per security set forth in Schedule B. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Trust setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional units.

        (c) Commission. The Operating Partnership agrees to pay to the Representatives, for the accounts of the several Underwriters, a commission set forth in Schedule B as compensation to the Underwriters for their commitments under this Agreement.

        (d) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Los Angeles, California 90071, or at such other place as shall be agreed upon by the Representatives and the Trust, at 9:30 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Trust (such time and date of payment and delivery being herein called "Closing Time").

        In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Trust, on each Date of Delivery as specified in the notice from the Representatives to the Trust. Payment shall be made to the Trust by wire transfer of immediately available funds to a bank account designated by the Trust, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

        (e) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.


        SECTION 3. Covenants of the Trust and the Operating Partnership. The Trust and the Operating Partnership covenant with each Underwriter as follows:

               (a) Compliance with Securities Regulations and Commission Requests. The Trust and the Operating Partnership, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Trust and the Operating Partnership will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as they deem necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, they will promptly file such prospectus. The Trust and the Operating Partnership will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

               (b) Filing of Amendments. The Trust and the Operating Partnership will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

               (c) Delivery of Registration Statements. The Trust and the Operating Partnership have furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (d) Delivery of Prospectuses. The Trust and the Operating Partnership have delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Trust and the Operating Partnership hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Trust and the Operating Partnership will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.

        The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (e) Continued Compliance with Securities Laws. The Trust and the Operating Partnership will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Trust and the Operating Partnership, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Trust and the Operating Partnership will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Trust and the Operating Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

               (f) Blue Sky Qualifications. The Trust and the Operating Partnership will use their respective best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Trust or the Operating Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign trust or partnership, as the case may be, or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Trust and the Operating Partnership will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

               (g) Rule 158. The Trust and the Operating Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to their securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

               (h) Use of Proceeds. The Trust will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

               (i) Listing. The Trust and the Operating Partnership will their respective best efforts to effect the listing of the Securities on the New York Stock Exchange.

               (j) Restriction on Sale of Securities. During a period of 90 days from the date of this Agreement, the Trust, the Operating Partnership and the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of (x) any securities of the Trust, (y) any preferred limited partnership interests or any other security of the Operating Partnership that is substantially similar to the Series A Preferred L.P. Units, or any securities convertible into or exercisable or exchangeable for any of the foregoing or file any registration statement under the 1933 Act with respect to any of the foregoing or
        (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of securities of the Trust or preferred limited partnership interests, whether any such swap or transaction described in clause (i) and (ii) above is to be settled by delivery of securities of the Trust, preferred limited partnership interests or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder, the issuance and sale of the Common Securities described herein and the issuance and sale of the Series A Preferred L.P. Units described herein.

               (k) REIT Requirements. The Trust will continue to use its best efforts to continue to meet the requirements to qualify as a REIT under the Code, except as otherwise set forth in the Declaration.

               (l) Reporting Requirements. The Trust and the Operating Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

               (m) Compliance with NASD Rules. The Company hereby agrees that it will use its best efforts to ensure that the Reserved Securities will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

        SECTION 4. Payment of Expenses. (a) Expenses. The Operating Partnership will pay all expenses incident to the performance of the obligations of the REIT Entities under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the preparation, issuance and delivery of the certificates for the Common Securities and the Series A Preferred L.P. Units, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Common Securities and the Series A Preferred L.P. Units, (v) the fees and disbursements of the REIT Entities' counsel, accountants and other advisors, (vi) the qualification of the Securities, the Common Securities and the Series A Preferred L.P. Units under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vii) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (viii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (ix) the fees and expenses of any transfer agent or registrar for the Securities, the Common Securities and the Series A Preferred L.P. Units, (x) any fees charged by securities rating services for rating the Securities and (xi) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (xii) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (xii) costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company to the extent that such costs and expenses do not exceed $5,000..

        (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Operating Partnership shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

        SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Trust, the Operating Partnership and the Company contained in Section 1 hereof or in certificates of any officer of the Trust, the Operating Partnership or the Company delivered pursuant to the provisions hereof, to the performance by the Trust, the Operating Partnership and the Company of their covenants and other obligations hereunder, and to the following further conditions:

               (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Trust has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

               (b) Amendment of Agreements. Each of the Amended Agreements shall have been duly authorized, executed and delivered by the Company in its individual capacity and its capacity as general partner of the Operating Partnership.

               (c) Amendment of OP Partnership Agreement. The OP Partnership Agreement shall have been duly authorized, executed and delivered by the Company.

               (d) Opinion of Special Counsel for Trust, the Operating Partnership and the Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Davis, Polk & Wardwell, special counsel for the Trust, the Operating Partnership and the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives.

               (e) Opinion of Maryland Counsel for the Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Piper & Marbury L.L.P., Maryland counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion such counsel may state that their opinion relates only to the laws of the State of Maryland.

               (f) Opinion of Counsel for The Bank of New York. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Emmet, Marvin & Martin, special counsel to The Bank of New York, as property trustee of the Trust (the "Property Trustee"), under the Declaration, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in Exhibit C and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives.

               (g) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii), (vi), (vii), (viii), (xi) (solely as to the Trust), (xiv), (xv), (xvii), (xix) (solely as to the "Description of the Series A Preferred Securities", "Description of the Series A Preferred L.P. Units", "Relationship between the Preferred Securities and the Preferred L.P. Units"), (xxii), (xxiv), (xxv) and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, the Revised Uniform Limited Partnership Act of the State of Delaware, and the Business Trust Act of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Trust or the Partnership and their subsidiaries and certificates of public officials.


               (h) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the REIT Entities considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of an executive officer of the Company, in its individual capacity and in its capacity as a general partner of the Operating Partnership, with specific knowledge about the Operating Partnership's and the Company's financial matters, and a certificate of a Regular Trustee of the Trust, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
        Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, and (iii) the Trust, the Operating Partnership and the Company have complied with all agreements and satisfied all conditions on their parts to be performed or satisfied at or prior to Closing Time.

               (i) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

               (j) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

               (k) Maintenance of Rating. At Closing Time, the Securities shall be rated at least Ba1 by Moody's Investors Service and BBB- by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and the Trust shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Trust's, the Operating Partnership's or the Company's other securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Trust's, the Operating Partnership's or the Company's other securities.

               (l) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

               (m) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (n) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Trust contained herein and the statements in any certificates furnished by the Trust or any subsidiary of the Trust hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

               (i) Officers' Certificate. A certificate, dated such Date of Delivery, of an executive officer of the Company, in its individual capacity and in its capacity as a general partner of the Operating Partnership, with specific knowledge about the Operating Partnership and the Company's financial matters, and a certificate of a Regular Trustee of the Trust, confirming that the certificate delivered at the Closing Time pursuant to Section 5(h) hereof remains true and correct as of such Date of Delivery.

               (ii) Opinion of Counsel for Trust, the Operating Partnership and the Company. The favorable opinion of Davis Polk & Wardwell, special counsel for the Trust, the Operating Partnership and the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

               (iii) Opinion of Maryland Counsel for the Company. The favorable opinion of Piper & Marbury L.L.P., Maryland counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

               (iv) Opinion of Counsel for The Bank of New York. The favorable opinion of Emmet Marvin & Martin, special counsel for the Property Trustee, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
               Section 5(f) hereof.

               (v) Opinion of Counsel for Underwriters. The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(g) hereof.

               (vi) Bring-down Comfort Letter. A letter from Ernst & Young LLP in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(i) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

               (vii) No Downgrading. Subsequent to the date of this Agreement, no downgrading shall have occurred in the rating accorded the Securities or of any of the Trust's, the Operating Partnership's or Company's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its ratings of any of the Trust's, the Operating Partnership's or Company's securities.

               (o) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

               (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Trust and the Operating Partnership at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

        SECTION 6. Indemnification.

               (a) Indemnification of Underwriters. The Operating Partnership and the Company, jointly and severally, hereby agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or
        Section 20 of the 1934 Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Trust shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust, the Operating Partnership and/or the Company in writing by such Underwriter through the Representatives expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Trust shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Trust with Sections 3(c) and (d) hereof.

               (b) Indemnification of Trust, the Operating Partnership, the Company, Trustees, Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Operating Partnership, the Company and the Trustees, directors, each of the officers of the Company who signs the Registration Statement and each person who controls the Trust, the Operating Partnership or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Trust, the Operating Partnership and the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Trust, the Operating Partnership or the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 6 and Section 4(a), the only written information furnished by the Underwriters to the Trust, the Operating Partnership and the Company expressly for use in the Registration Statement and the Prospectus is (a) the information in the last paragraph on the cover page of the Prospectus, (b) the information regarding stabilization on the inside front cover page of the Prospectus and (c) the information in the [third and sixth paragraphs and the second sentence of the fourth paragraph] under the caption "Underwriting" in the Prospectus.

               (c) Actions against Parties; Notification. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless
        (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by Merrill Lynch and any such separate firm for the Trust, the Operating Partnership or the Company, the Trustees, directors, officers of the Company who sign the Registration Statement and such control persons of the Trust, the Operating Partnership or the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

               (d) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees and persons having business relationships with the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

        SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust, the Operating Partnership and the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust, the Operating Partnership and the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions as well as any other relevant equitable considerations. The relative benefits received by the Trust, the Operating Partnership and the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the proceeds from the offering of the Securities after deducting the underwriting discount (before deducting expenses) received by the Trust and the total underwriting discounts received by the Underwriters bear to the aggregate initial public offering price of the Securities. The relative fault of the Trust, the Operating Partnership and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Operating Partnership or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Trust, the Operating Partnership, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7 are several in proportion to the respective number of the Securities set forth opposite their names in Schedule A hereto, and not joint.

        The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

        The indemnity and contribution agreements herein and the representations and warranties of the Trust, the Operating Partnership and the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust, the Operating Partnership, the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

        SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Trust, the Operating Partnership or the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Trust, the Operating Partnership or the Company, and shall survive delivery of the Securities to the Underwriters.

        SECTION 9.    Termination of Agreement.

        (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Trust and the Operating Partnership, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the REIT Entities considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Operating Partnership or the Company have been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or California authorities.

        (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

        SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

               (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Trust to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

        In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Trust to sell the relevant Option Securities, as the case may be, either the Representatives or the Trust shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

        SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1209, attention of _________; and notices to the Trust, the Operating Partnership or the Company shall be directed to them at c/o Irvine Apartment Communities, Inc., 550 Newport Center Drive, Suite 300, Newport Beach, California 92660, attention of James E. Mead.

        SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Trust, the Operating Partnership and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Trust, the Operating Partnership and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Trust, the Operating Partnership and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust, the Operating Partnership and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Trust, the Operating Partnership and the Company in accordance with its terms.

                              Very truly yours,

                              IAC CAPITAL TRUST



                              By
                                ------------------------------------------------
                                 James E. Mead, not in his individual capacity but solely as Regular Trustee

                              IRVINE APARTMENT COMMUNITIES, L.P.,
                              a Delaware limited partnership

                                     By:    IRVINE APARTMENT
                                            COMMUNITIES, INC.,
                                            a Maryland corporation, its sole
                                            general partner



                              By
                                ------------------------------------------------
                                 Title:

                              IRVINE APARTMENT COMMUNITIES, INC.
                              a Maryland corporation



                              By
                                ------------------------------------------------
                                 Title:

CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED



By
  ----------------------------------------------------
                  Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                                   Number of
                                                                    Initial
             Number of Underwriter                                Securities
             ---------------------                                ----------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.......................
Goldman, Sachs & Co............................
J.P. Morgan Securities Inc. ...................
Morgan Stanley & Co. Incorporated..............
Salomon Brothers...............................


                                                                  ---------
Total .........................................                   6,000,000
                                                                  =========





                                    Sch A-1

                                   SCHEDULE B

                                IAC CAPITAL TRUST
                      (a Delaware statutory business trust)
       6,000,000 __ % Series A REIT Trust Originated Preferred Securities


        1. The initial public offering price per security for the Securities, determined as provided in said Section 2, shall be $______.

        2. The purchase price per security for the Firm Securities to be paid by the several Underwriters shall be $______ , by an amount equal to the initial public offering price set forth above. The purchase price per security for the Option Securities to be paid by the several Underwriters shall be $______, by an amount equal to the initial offering price set forth above plus any accrued distributions declared through the Date of Delivery.

        3. The commission to be paid by the Operating Partnership to the Underwriters for their commitments hereunder shall be $_______ per security.

        4. The dividend rate on the Securities will be ___% per annum.



                                    Sch B-1

                                                                       Exhibit A


               FORM OF OPINION OF TRUST'S, OPERATING PARTNERSHIP'S
                     AND THE COMPANY'S SPECIAL COUNSEL TO BE
                       DELIVERED PURSUANT TO SECTION 5(b)

        (i) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware.

        (ii) The Trust has the power and authority to own, lease and operate its property and to conduct its business as described in the Prospectus.

        (iii) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware. Based solely on certificates of public officials, such counsel confirms that the Operating Partnership is qualified to do business in the State of California.

        (iv) The Operating Partnership has the power and authority to own, lease and operate its property and to conduct its business as described in the Prospectus.

        (v) To the best of such counsel's knowledge, based solely on certificates of public officials, such counsel confirms that the Company is qualified to do business in the State of California. Based on a certificate of an officer of the Company and to the best of such counsel's knowledge, other than the Operating Partnership, the Company has no Significant Subsidiaries.

        (vi) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Trust pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable; no holder of the Securities is or will be subject to personal liability by reason of being such a holder; the Securities conform in all material respects to the description thereof contained in the Prospectus; and the relative rights, preferences, interests and powers of the Securities are as set forth in the Declaration relating thereto, and all such provisions are valid under the Delaware Business Trust Act.

        (vii) The Common Securities have been duly authorized for issuance and sale to the Company and certain members of management of the Company and, when issued and delivered by the Trust to the Company and certain members of management of the Company against payment of the consideration thereof as set forth in the Declaration, will be validly issued and fully paid and non-assessable; the Common Securities conform to the provisions of the Declaration; and the relative rights, preferences, interests and powers of the Common Securities are as set forth in the Declaration relating thereto, and all such provisions are valid under the Delaware Business Trust Act.

        (viii) The Series A Preferred L.P. Units have been duly authorized for issuance and sale to the Trust and, when issued and delivered by the Operating Partnership pursuant to the OP Partnership

Agreement against payment of the consideration as described in the Prospectus, will be validly issued in accordance with the OP Partnership Agreement; no holder of the Series A Preferred L.P. Units, as a limited partner of the Operating Partnership, is or will be liable to third parties for the obligations of the Operating Partnership; the Series A Preferred L.P. Units conform in all material respects to the description thereof contained in the Prospectus; and the relative rights, preferences, interests and powers of the Series A Preferred L.P. Units are as set forth in the OP Partnership Agreement relating thereto, and all such provisions are valid under the Revised Uniform Limited Partnership Act of the State of Delaware.

        (ix) The issuance of the Securities is not subject to any preemptive or other similar rights of any securityholder of the Trust.

        (x) Assuming due authorization, execution and delivery of this Agreement by the Company in its capacity as general partner of the Partnership, the Purchase Agreement has been duly authorized, executed and delivered by the Operating Partnership.

        (xi) The Purchase Agreement has been duly authorized, executed and delivered by each of the Company and the Trust.

        (xii) Each of the Operating Partnership and the Property Partnership is currently organized in conformity with the requirements for qualification as a partnership under the Code and has been so organized since its formation, and its method of operation has satisfied the requirements for taxation as a partnership under the Code, and its proposed method of operation will enable it to continue to do so and neither of the Operating Partnership nor the Property Partnership has been or is taxable as a corporation.

        (xiii) The Trust is currently organized in conformity with the requirements for qualification as a real estate investment trust under the Code and has been so organized since its formation, and its method of operation has satisfied the requirements for taxation as a real estate investment trust under the Code, and its proposed method of operation will enable it to continue to do so.

        (xiv) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

        (xv) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

        (xvi) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

        (xvii) The form of certificate used to evidence the Securities complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Declaration of the Trust and the requirements of the New York Stock Exchange.

        (xviii)Such counsel does not know of any legal or governmental proceedings pending or threatened to which any of the REIT Entities or any of the Properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

        (xix) The information in the Prospectus under "Description of the Series A Preferred Securities", "Description of the Series A Preferred L.P. Units", "Relationship between the Preferred Securities and the Preferred L.P. Units," "Operating Partnership Agreement," "Business and Properties of the Operating Partnership -- Legal Proceedings," "Certain Federal Income Tax Considerations" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Declaration, the OP Partnership Agreement or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

        (xx) To the best of our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Trust or the Operating Partnership under the 1933 Act.

        (xxi) Neither the Trust nor the Operating Partnership is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

        (xxii) The Declaration has been duly authorized, executed and delivered by the Company, the Operating Partnership and the Regular Trustee. Assuming due authorization, execution and delivery of the Declaration by the Delaware Trustee and the Property Trustee, the Declaration is a valid and legally binding agreement of the Company and the Operating Partnership and enforceable against the Company and the Operating Partnership in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by the availability of equitable principles of general applicability. The execution, delivery and performance of the Declaration and the consummation of the transactions set forth therein and compliance by the Company and the Operating Partnership, to the extent a party thereto, do not and will not contravene any provision of applicable law or the certificate of limited partnership of the Operating Partnership, the OP Partnership Agreement or any agreement or other instrument binding upon any of the REIT Entities that is material to the REIT Entities, taken as a whole, or, to the best knowledge of such counsel, any judgment or decree of any governmental body, agency or court having jurisdiction over any of the REIT Entities (it being understood that such counsel expresses no opinion as to any judgment or decree of the United States Department of Housing and Urban Development ("HUD")) and no consent, approval, authorization or order of, or qualification with, any governmental body or agency (it being understood that such counsel expresses no opinion as to any consent, approval, authorization or order of, or qualification with, HUD) is required for the execution and delivery by the Company and the Operating Partnership of their respective obligations under the Declaration.

        (xxiii) Assuming due authorization, execution and delivery of each of the Amended Agreements by the Company in its capacity as general partner of the Operating Partnership, each of the Amended Agreements has been duly authorized, executed and delivered by the Operating Partnership. Assuming due authorization, execution and delivery of each of the Amended Agreements by the Company in its individual capacity and its capacity as general partner of the Operating Partnership, the execution and delivery of each of the Amended Agreements by the Company and the Operating Partnership, to the extent a party thereto, do not and will not contravene any provision of applicable law or the certificate of limited partnership of the Operating Partnership, the OP Partnership Agreement or any agreement or other instrument binding upon any of the REIT Entities that is material to the REIT Entities, taken as a whole, or, to the best knowledge of such counsel, any judgment or decree of any governmental body, agency or court having jurisdiction over any of the REIT Entities (it being understood that such counsel expresses no opinion as to any judgment or decree of the United States Department of Housing and Urban Development ("HUD")) and no consent, approval, authorization or order of, or qualification with, any governmental body or agency (it being understood that such counsel expresses no opinion as to any consent, approval, authorization or order of, or qualification with, HUD) is required for the execution and delivery by the Company and the Operating Partnership of their respective obligations under each of the Amended Agreements.

        (xxiv) Assuming due authorization, execution and delivery of OP Partnership Agreement by the Company in its capacity as general partner of the Operating Partnership and the other partners of the Operating Partnership, the Operating Partnership Agreement is a valid and legally binding agreement of the Company and enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by the availability of equitable principles of general applicability. Assuming due authorization, execution and delivery of the OP Partnership Agreement by the Company in its capacity as general partner of the Operating Partnership, the execution, delivery and performance of the OP Partnership Agreement by the Company do not and will not contravene any provision of applicable law or the certificate of limited partnership of the Operating Partnership or any agreement or other instrument binding upon any of the REIT Entities that is material to the REIT Entities, taken as a whole, or, to the best knowledge of such counsel, any judgment or decree of any governmental body, agency or court having jurisdiction over any of the REIT Entities (it being understood that such counsel expresses no opinion as to any judgment or decree of the United States Department of Housing and Urban Development ("HUD")) and no consent, approval, authorization or order of, or qualification with, any governmental body or agency (it being understood that such counsel expresses no opinion as to any consent, approval, authorization or order of, or qualification with, HUD) is required for the performance by the Company of its obligations under the

OP Partnership Agreement, except such as may be required by the securities, Blue Sky or real estate syndication laws of the various states and the federal securities laws.

        (xxv) Assuming due authorization, execution and delivery by the Company in its individual capacity and its capacity as general partner of the Operating Partnership, the execution and delivery by the Trust, the Operating Partnership and the Company of, and the performance by the Trust, the Operating Partnership and the Company of their respective obligations under, as the case may be, this Agreement, the Securities, the Common Securities, the Series A Preferred L.P. Units will not contravene (l) any provision of New York or federal law or the Delaware Revised Uniform Limited Partnership Act or the Delaware Business Trust Act or the Declaration, the Articles of Incorporation or by-laws of the Company, the certificates of limited partnership of the Operating Partnership and the Property Partnership, or the OP Partnership Agreement or the Property Partnership Agreement, or (2) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Company or its Subsidiaries is a party or by which any of them or their respective properties is bound that is material to the Company and its Subsidiaries, taken as a whole, or (3) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party, or (4) any order, rule or regulation of any court or governmental agency or body having jurisdiction over
(a) the Company or any of its Subsidiaries or (b) the Trust (it being understood that such counsel expresses no opinion as to any order, rule or regulation of
HUD), except, for a contravention which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of, (x) with respect to clause (A)(2) and (A)(4)(a), the Company and its Subsidiaries, taken as a whole and (y) with respect to clause (A)(3) and
(A)(4)(b), the Trust, and (B) and no consent, approval, authorization or order of, or qualification with, any New York or federal governmental body or agency (it being understood that such counsel expresses no opinion as to any consent, approval, authorization or order of or qualification with, HUD) is required for the performance by the Trust, the Operating Partnership and the Company of its obligations under this Agreement, the Securities, the Common Securities or the Series A Preferred L.P. Units, except such as may be required by the securities, Blue Sky or real estate syndication laws of the various states in connection with the offer and sale of the Securities, the Common Securities or the Series A Preferred L.P.
Units.

        Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Trust, the Operating Partnership or the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B

          FORM OF OPINION OF THE COMPANY'S AND OPERATING PARTNERSHIP'S
            MARYLAND COUNSEL TO BE DELIVERED PURSUANT TO SECTION 5(b)

        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

        (ii) The Company has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.

        (iii) This Agreement has been duly authorized and delivered by the Company in its individual capacity and in its capacity as general partner of the Operating Partnership.

        (iv) The Series A Preferred L.P. Units have been duly authorized by the Company in its capacity as general partner of the Operating Partnership.

        (v) The Declaration has been duly authorized, executed and delivered by the Company in its individual capacity and its capacity as general partner of the Operating Partnership. The Declaration is a valid and legally binding agreement of the Company and enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by the availability of equitable principles of general applicability. The execution, delivery and performance of the Declaration by the Company do not and will not contravene any provision of applicable Maryland law.

        (vi) The execution and delivery by the Company, in its individual capacity and in its capacity as general partner of the Operating Partnership, of this Agreement and the Series A Preferred L.P. Units, and the performance by the Company of its obligations under this Agreement, will not contravene any provision of applicable Maryland law or the charter or by-laws of the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the State of Maryland is required for the performance by the Company of its obligations under this Agreement (excluding the securities or Blue Sky laws of the State of Maryland, as to which such counsel need not express any opinion).

        (vii) The OP Partnership Agreement has been duly authorized, executed and delivered by the Company in its capacity as general partner of the Operating Partnership. The Operating Partnership Agreement is a valid and legally binding agreement of the Company and enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by the availability of equitable principles of general applicability. The execution, delivery and performance of the OP Partnership Agreement by the Company do not and will not contravene any provision of applicable Maryland law.

        (viii) Each of the Amended Agreements has been duly authorized, executed and delivered by the Company in its individual capacity and its capacity as general partner of the Operating Partnership. The execution, delivery and performance of each of the Amended Agreements and the consummation of the transactions set forth therein and compliance by the Company with its obligations thereunder, will not contravene any provision of applicable Maryland law or the charter or by-laws of the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the State of Maryland is required for the performance by the Company of its obligations under any of the Amended Agreements (excluding the securities or Blue Sky laws of the State of Maryland, as to which such counsel need not express any opinion).

        In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit C

                FORM OF OPINION OF THE PROPERTY TRUSTEE'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(f)


        (i) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

        (ii) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by the availability of equitable principles of general applicability.

        (iii) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Charter or By-laws of the Property Trustee.

        (iv) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

        (v) The Property Trustee satisfies the qualifications set forth in
Section 4.1(c) of the Declaration.

        In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                       C-1